SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                      April 16, 2004

ARIZONA PUBLIC SERVICE COMPANY

(Exact name of registrant as specified in its charter)

Arizona	1-4473	86-0011170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona 85004

(Address of principal executive offices)		(Zip Code)

(602) 250-1000

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Item 5. Other Events.

     Attached is the Procedural Order which revises the procedural schedule and timing of the Arizona Public Service Company (“APS” or the “Company”) general rate case. For additional information regarding the rate case, see “General Rate Case and Retail Rate Adjustment Mechanisms” in Note 3 of Notes to Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

     The Company hereby incorporates the following Exhibit pursuant to Exchange Act Rule 12b-32 and Regulation Section 229.10(d) by reference to the filing set forth below:

		Originally Filed		Date
Exhibit No.	Description	as Exhibit:	File No.[1]	Effective
99.1	Procedural Order dated April 16, 2004	99.1 to Pinnacle West Capital Corporation’s April 16, 2004 Form 8-K Report	1-8962	4/21/04

[1] Reports filed under File No. 1-8962 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIZONA PUBLIC SERVICE COMPANY (Registrant)

Dated: April 21, 2004	By:	/s/ Barbara M. Gomez

Barbara M. Gomez
Vice President and Treasurer

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